UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): July 20, 2026

LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41926	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 7th Ave, Floor M1
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC
Rights to Purchase Series A Junior Participating Preferred Stock	None	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, on July 2, 2026, LivePerson, Inc., a Delaware corporation (“LivePerson”), SoundHound AI, Inc., a Delaware corporation (“SoundHound”), Lightspeed Merger Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of SoundHound (“Merger Sub I”), and Lightspeed Merger Sub II Inc., a Delaware corporation and an indirect wholly owned subsidiary of SoundHound (“Merger Sub II”) entered into an Amended and Restated Merger Agreement, pursuant to which, on the terms and subject to the conditions set forth therein, Merger Sub I will merge with and into LivePerson (the “First Merger”), with LivePerson surviving the First Merger as an indirect wholly owned subsidiary of SoundHound and, immediately following the First Merger, Merger Sub II will merge with and into LivePerson (the “Second Merger”, and, together with the First Merger, the “Mergers”), with LivePerson surviving the Second Merger as an indirect wholly owned subsidiary of SoundHound.

As previously disclosed, the closing of the Mergers is conditioned upon, among other things, the receipt of foreign investment approvals in Bulgaria, Canada, Italy, Germany and the United Kingdom. Clearance was received from (I) the relevant Italian and Canadian regulatory authorities on June 25, 2026, (II) the relevant German regulatory authority on June 29, 2026 and (III) the relevant United Kingdom regulatory authority on July 1, 2026. On July 20, 2026, the final foreign investment clearance was received by the relevant Bulgarian authority.

The receipt of the foregoing foreign investment approvals satisfies all regulatory approval conditions to the closing of the Mergers. The Mergers remain subject to other closing conditions, including LivePerson stockholder approval, after which the Mergers will be consummated.

Statement Regarding Forward-Looking Information

This communication contains statements regarding SoundHound, LivePerson, the proposed transactions described herein and other matters that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, forward-looking statements can be identified by words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “strategy,” “will,” “intend,” “may” and other similar expressions or the negative of such words or expressions. Statements in this communication concerning (i) SoundHound’s or LivePerson’s expected future financial position, results of operations, business strategy, production capacity, competitive positions, growth opportunities, employment opportunities and mobility, plans and objectives of management and (ii) SoundHound’s proposed acquisition of LivePerson, the expected benefits of the proposed acquisition, including with respect to the business outlook or future economic performance, and product or services line growth, the structure of the proposed acquisition, the closing date of the proposed acquisition, and plans following the closing of the proposed acquisition, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which SoundHound and LivePerson are unable to predict or control, that may cause actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in these statements as a result of a number of factors, including, but not limited to: (a) the risk that the transactions described herein will not be completed or will not provide the expected benefits; (b) the failure to timely or at all obtain LivePerson stockholder approval for the Mergers; (c) the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transactions; (d) the risk that a condition to closing of the proposed transactions may not be satisfied on a timely basis or at all; (e) the possible occurrence of an event, change or other circumstance that would give rise to the termination of the Amended and Restated Merger Agreement; (f) the risk of stockholder litigation in connection with the Mergers, including resulting expense or delay in closing of the proposed transactions; (g) the failure of the proposed transactions to close for any other reason; (h) the diversion of the attention of SoundHound and LivePerson management from ongoing business operations; (i) unexpected costs, liabilities, charges or expenses resulting from the proposed transactions; (j) the risk that the integration of SoundHound and LivePerson will be more difficult, time-consuming or expensive than anticipated; (k) the risk of customer loss or other business disruption in connection with the proposed transactions, or of the loss of key employees; (l) the fact that unforeseen liabilities of SoundHound or LivePerson may exist; (m) changes in applicable laws or regulations and extensive and evolving government regulations that impact SoundHound’s or LivePerson’s operations and business; (n) investigations, claims, disputes, enforcement actions, litigation and/or other regulatory or legal proceedings, including with respect to AI technology; (o) risks that SoundHound may not be able to manage strains associated with its growth; (p) dependence on key personnel; (q) stock price volatility; (r) SoundHound’s and LivePerson’s ability to protect their intellectual property and litigation risks; (s) the risk that LivePerson’s usage patterns, customer renewals, customer outcomes and similar metrics differ from expectations; (t) the risk of cybersecurity incidents or breaches impacting LivePerson’s business; (u) the risks related to the use and regulation of artificial intelligence and machine learning; (v) general economic, financial, legal, political and business conditions; and (w) other risks inherent in SoundHound’s and LivePerson’s businesses.

All such factors are difficult to predict, are beyond SoundHound’s and LivePerson’s control, and are subject to additional risks and uncertainties, including those detailed in SoundHound’s annual report on Form 10-K for the year ended December 31, 2025 and those detailed in LivePerson’s annual report on Form 10-K for the year ended December 31, 2025 and LivePerson’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026. These risks, as well as other risks related to the proposed transaction, are included in the Form S-4 and proxy statement/prospectus (each as defined below) that SoundHound and LivePerson filed with the SEC in connection with the proposed transaction. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Neither SoundHound nor LivePerson undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation

This communication is not intended to be, and shall not constitute, an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

In connection with the proposed transaction, SoundHound has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Form S-4”) that includes a definitive proxy statement of LivePerson and that constitutes a prospectus of SoundHound with respect to the shares of SoundHound common stock to be issued in the proposed transaction, dated July 9, 2026 (the “proxy statement/prospectus”). The proxy statement/prospectus was filed with the SEC on July 9, 2026 by LivePerson, and the mailing of the proxy statement/prospectus began to LivePerson’s stockholders on or about the same date. Each of SoundHound and LivePerson may also file other relevant documents with the SEC regarding the proposed transaction.

This communication is not a substitute for the Form S-4, the proxy statement/prospectus or any other document that SoundHound or LivePerson has filed, or may file, with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF SOUNDHOUND AND LIVEPERSON ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of these documents (if and when available), as well as other filings containing information about SoundHound and LivePerson, free of charge on the SEC’s website at www.sec.gov. Copies of the documents filed with, or furnished to, the SEC by LivePerson will be available free of charge on SoundHound’s website at https://investors.soundhound.com/financial-information/sec-filings. Copies of the documents filed with, or furnished to, the SEC by LivePerson will be available free of charge on LivePerson’s website at https://ir.liveperson.com/financial-information/sec-filings. The information included on, or accessible through, SoundHound’s or LivePerson’s website is not incorporated by reference into this communication.

Participants in the Solicitation

SoundHound, LivePerson and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. Information about the directors and executive officers of SoundHound, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in SoundHound’s definitive proxy statement for its 2026 annual meeting of stockholders under the heading “Proposal 1 – Election of Directors”, which was filed with the SEC on April 9, 2026 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001840856/000121390026041978/ea0285618-01.htm. Information about the directors and executive officers of LivePerson and their ownership of LivePerson equity interests can be found in the section entitled “Interests of LivePerson Directors and Executive Officers in the Mergers” and “Security Ownership of Certain Beneficial Owners and Management of LivePerson” included in the proxy/prospectus, which was filed with the SEC on July 9, 2026 and is available at https://www.sec.gov/Archives/edgar/data/1102993/000121390026076759/ea0297465-01.htm. Further information about the directors and executive officers of LivePerson may be found in its amendment to its Annual Report on Form 10-K for the year ended December 31, 2025 under the headings “Directors, Executive Officers and Corporate Governance,” “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001102993/000110299326000020/lpsn-20251231.htm; in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by LivePerson’s directors and executive officers; and in other documents filed by LivePerson with the SEC. Additional information regarding the interests of the participants in the solicitation of proxies is included in the Form S-4, the proxy statement/prospectus and other relevant materials filed with the SEC. You should read the Form S-4 and the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 24, 2026
LIVEPERSON, INC.
(Registrant)

By:    /s/ MONICA GREENBERG
Monica Greenberg
Chief Legal & Administrative Officer